SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2011

NUMBEER, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-153172	26-2374319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 North Curry Street Carson City, Nevada	89703-4934
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 321-8216

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes In Registrant’s Certifying Accounts

1.           Previous Independent Registered Public Accounting Firm.

A.  On April 5, 2011, the Board of Directors of the Registrant dismissed its independent registered public accounting firm, Seale and Beers, CPAs (“S&B”).

B.  The report of S&B for the year ending May 31, 2010 and May 31, 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

C.  The decision to change accountants was approved by the Registrant's board of directors on March 25, 2011.  On April 5, 2011 Li & Company, LP (“Li & Company”) was engaged as the Registrant's new independent registered public accountants. The Registrant did not consult Li & Company regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event in connection with its report on the Registrant’s financial statements.

D.  During the Registrant's two most recent fiscal years and the subsequent interim period through the date of dismissal, there were no disagreements with S&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of S&B, would have caused it to make reference to the matter in connection with its reports. There were no "reportable events" in connection with its report on the Registrant’s financial statements.  The Registrant’s Quarterly Report for the period ending November 30, 2011 was not reviewed by S&B.

E.  The Registrant has made the contents of its original Form 8-K available to S&B and requested it to furnish a letter to the Commission as to whether S&B agrees or disagrees with, or wishes to clarify the Registrant's expression of their views. S&B has furnished the Registrant with such letter which is attached to this Current Report on Form 8-K/A as Exhibit 16.1.

2.           New Independent Registered Public Accounting Firm.

The Registrant has engaged Li & Company as its new independent certified public accounting firm.  During the two most recent fiscal years or any subsequent interim period prior to engaging Li & Company, the Registrant did not consult such firm on any of the matters regarding either (i) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMBEER, INC.
(Registrant)

Date: May 10, 2011	By:
/s/ Michael Allan English
Name: Michael Allan English
Title: President